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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 19, 2000
                 (Date of earliest event reported: May 16, 2000)

                                CHOICEPOINT INC.
             (Exact name of registrant as specified in its charter)

                   GEORGIA                              001-13069                           58-2309650
(State or other jurisdiction of incorporation)    (Commission File Number)      (IRS Employer Identification Number)

                               1000 ALDERMAN DRIVE
                            ALPHARETTA, GEORGIA 30005
          (Address of principal executive offices, including zip code)

                                 (770) 752-6000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.        Acquisition or Disposition of Assets

         On May 16, 2000, ChoicePoint Inc., a Georgia corporation
("ChoicePoint"), completed its acquisition of DBT Online, Inc., a Pennsylvania corporation ("DBT"), through the merger (the "Merger") of ChoicePoint Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of ChoicePoint ("Merger Sub"), with and into DBT pursuant to the terms of a Merger Agreement, by and among ChoicePoint, Merger Sub, and DBT (the "Merger Agreement").

         In the Merger, each outstanding share of DBT common stock, par value $0.10 per share ("DBT Common Stock"), was converted into the right to receive
0.525 shares (the "Exchange Ratio") of ChoicePoint common stock, par value $0.01 per share ("ChoicePoint Common Stock"). Outstanding DBT options were exchanged for ChoicePoint options in accordance with the Exchange Ratio. DBT survived the Merger as a wholly owned subsidiary of ChoicePoint.

         Pursuant to the Merger, 20,225,894 shares of DBT Common Stock outstanding on the closing date were converted into the right to receive an aggregate of approximately 10,618,594 shares of ChoicePoint Common Stock. The Merger was accounted for under the pooling-of-interests method of accounting. The total consideration in the Merger was determined through arms' length negotiations between representatives of ChoicePoint and DBT. Neither ChoicePoint nor any of its affiliates, directors, or officers had, nor to the knowledge of ChoicePoint, did any associate of any director or officer of ChoicePoint have, any material relationship with DBT prior to the Merger.

         The assets acquired by ChoicePoint through the Merger included the following types of plant, equipment and other physical property: computer equipment, office furniture and equipment, and leasehold improvements. DBT used these assets in its business of providing organized online public records data and other information. ChoicePoint intends to continue such use of the assets.

         The Merger is described more fully in ChoicePoint's Current Reports on Form 8-K dated February 15, 2000 and Form S-4 effective April 12, 2000.


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Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  (i) The following audited financial statements, together with the independent auditors' reports thereon, are incorporated herein by reference to Item 8 of DBT's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-13333) and are attached hereto as Exhibit 99.1:

                           (A) consolidated balance sheets as of December 31, 1999 and 1998;

                           (B) consolidated statements of operations for the years ended December 31, 1999, 1998, and 1997;

                           (C) consolidated statements of changes in stockholders' equity for the years ended December 31, 1999, 1998, and 1997;

                           (D) consolidated statements of cash flows for the years ended December 31, 1999, 1998, and 1997; and

                           (E)      notes to consolidated financial statements.

                  (ii) The following unaudited financial statements are incorporated herein by reference to Part I, Item 1 of DBT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 (File No. 001-13333) and are attached hereto as Exhibit 99.2:

                           (A) consolidated condensed balance sheets as of March 31, 2000 and December 31, 1999;

                           (B) consolidated condensed statements of operations for the three months ended March 31, 2000 and 1999;

                           (C) consolidated condensed statements of cash flows for the three months ended March 31, 2000 and 1999; and

                           (D) notes to condensed consolidated financial statements.

         (b)      Pro Forma Financial Information.

                  (i) The unaudited pro forma combined statements of income of ChoicePoint and DBT for the three months ended March 31, 2000 and 1999 and the years ended December 31, 1999, 1998 and 1997, (ii) the unaudited pro forma combined balance sheet of ChoicePoint and DBT as of March 31, 2000, and (iii) the notes to the unaudited pro forma combined financial data of ChoicePoint and DBT are included as Exhibit 99.3 hereto.


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      (c)  Exhibits.

           Exhibit No.                   Description
           -----------                   -----------
                  2.1      Purchase Agreement, by and among ChoicePoint Inc.,
                           ChoicePoint Acquisition Corporation, and DBT Online,
                           Inc. (incorporated by reference to Exhibit 2.1 of
                           ChoicePoint Inc.'s Current Report on Form 8-K, filed
                           February 15, 2000).

                  23.1     Consent of Deloitte & Touche LLP

                  23.2     Consent of Corbin & Wertz

                  99.1 (i) Audited consolidated balance sheets of DBT as of December 31, 1999 and 1998, (ii) audited consolidated statements of operations of DBT for the years ended
                           December 31, 1999, 1998, and 1997, (iii) audited consolidated statements of changes in stockholders' equity of DBT for the years ended December 31, 1999, 1998, and 1997, (iv) audited consolidated statements of cash flows of DBT for the years ended December 31, 1999, 1998, and 1997, and (v) notes to consolidated financial statements of DBT.

                  99.2 (i) Unaudited condensed consolidated balance sheets of DBT as of March 31, 2000 and December 31, 1999,
                           (ii) unaudited condensed consolidated statements of operations of DBT for the three months ended March
                           31, 2000 and 1999, (iii) unaudited condensed consolidated statements of cash flows of DBT for the three months ended March 31, 2000 and 1999, and (iv) notes to unaudited condensed consolidated financial statements of DBT.

                  99.3 (i) Unaudited pro forma combined statements of income of ChoicePoint and DBT for the three months ended
                           March 31, 2000 and 1999 and the years ended December
                           31, 1999, 1998 and 1997, (ii) unaudited pro forma combined balance sheet of ChoicePoint and DBT as of March 31, 2000 and (iii) the notes to the unaudited pro forma combined financial data of ChoicePoint and DBT.

                  99.4     Text of the Joint Press Release of ChoicePoint Inc.
                           and DBT Online, Inc. dated March 16, 2000.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 19, 2000

                                               CHOICEPOINT INC.

                                                  /s/ Michael S. Wood
                                                  -----------------------------
                                                  Michael S. Wood
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

           Exhibit No.                   Description
           -----------                   -----------
                  2.1      Purchase Agreement, by and among ChoicePoint Inc.,
                           ChoicePoint Acquisition Corporation, and DBT Online,
                           Inc. (incorporated by reference to Exhibit 2.1 of
                           ChoicePoint Inc.'s Current Report on Form 8-K, filed
                           February 15, 2000).

                  23.1     Consent of Deloitte & Touche LLP

                  23.2     Consent of Corbin & Wertz

                  99.1 (i) Audited consolidated balance sheets of DBT as of December 31, 1999 and 1998, (ii) audited consolidated statements of operations of DBT for the years ended
                           December 31, 1999, 1998, and 1997, (iii) audited consolidated statements of changes in stockholders' equity of DBT for the years ended December 31, 1999, 1998, and 1997, (iv) audited consolidated statements of cash flows of DBT for the years ended December 31, 1999, 1998, and 1997, and (v) notes to consolidated financial statements of DBT.

                  99.2 (i) Unaudited condensed consolidated balance sheets of DBT as of March 31, 2000 and December 31, 1999,
                           (ii) unaudited condensed consolidated statements of operations of DBT for the three months ended March
                           31, 2000 and 1999, (iii) unaudited condensed consolidated statements of cash flows of DBT for the three months ended March 31, 2000 and 1999, and (iv) notes to unaudited condensed consolidated financial statements of DBT.

                  99.3 (i) Unaudited pro forma combined statements of income of ChoicePoint and DBT for the three months ended
                           March 31, 2000 and 1999 and the years ended December
                           31, 1999, 1998, and 1997, (ii) unaudited pro forma combined balance sheet of ChoicePoint and DBT as of March 31, 2000 and (iii) the notes to the unaudited pro forma combined financial data of ChoicePoint and DBT.

                  99.4     Text of the Joint Press Release of ChoicePoint Inc.
                           and DBT Online, Inc. dated March 16, 2000.


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